EXHIBIT 99.4

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION AS OF SEPTEMBER 30, 2016 REFLECTING THE INTEGRATED MERGERS

The following unaudited pro forma condensed combined statement of financial condition gives effect to the acquisition by OceanFirst Financial Corp. (“OceanFirst”) of Ocean Shore Holding Co. (“Ocean Shore”) using the acquisition method of accounting assuming the acquisition was consummated on September 30, 2016. Ocean Shore was acquired by OceanFirst on November 30, 2016.

	OceanFirst Financial Corp. (As Reported)	Ocean Shore Holding Co. (As Reported)	Adjustments to Reflect Acquisition of Ocean Shore Holding Co.		OceanFirst Financial Corp. (Pro-forma)
(Dollars in thousands)
Assets
Cash, due from banks and interest-bearing bank balances and interest-bearing time deposits	$311,583	$145,469	$(41,714	)(a)	$415,338
Securities and Federal Home Loan Bank Stock	491,428	107,063	24	(b)	598,515
Loans receivable, net	3,028,696	792,945	(16,350	)(c)	3,805,291
Mortgage loans held for sale	21,679	—	—		21,679
Other assets	187,981	42,169	3,372	(d)	233,522
Deferred tax asset	39,391	4,234	2,210	(e)	45,835
Core deposit intangible	3,722	365	7,141	(f)	11,228
Goodwill	66,537	4,630	79,257	(g)	150,424

Total assets	$4,151,017	$1,096,875	$33,940		$5,281,832

Liabilities And Stockholders’ Equity
Deposits	$3,324,681	$857,150	$772	(h)	$4,182,603
Federal Home Loan Bank advances and other borrowings	376,623	105,000	—		481,623
Other liabilities	32,469	16,484	(891	)(i)	48,062

Total liabilities	3,733,773	978,634	(119)		4,712,288

Stockholders’ equity
Common stock	336	73	(73	)(j)	336
Additional paid-in capital	308,979	66,591	$85,709	(j)	461,279
Retained earnings	236,472	66,583	(66,583	)(j)	236,472
Accumulated other comprehensive loss	(5,611)	(891)	891	(j)	(5,611)
Less: Unallocated common stock held by					—
Employee Stock Ownership Plan	(2,832)	(2,041)	2,041	(j)	(2,832)
Treasury stock	(120,100)	(11,154)	11,154	(j)	(120,100)
Deferred compensation plans trust	—	(920)	920	(j)	—

Total stockholders’ equity	417,244	118,241	34,059		569,544

Total liabilities and stockholders’ equity	$4,151,017	$1,096,875	$33,940		$5,281,832

See “Notes to Unaudited Pro Forma Condensed Combined Financial Statements” below for additional information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2015 REFLECTING THE INTEGRATED MERGERS

The following unaudited pro forma condensed combined statement of income for the year ended December 31, 2015 gives effect to OceanFirst’s acquisition of Ocean Shore using the acquisition method of accounting assuming the acquisition was consummated on January 1, 2015. Ocean Shore was acquired by OceanFirst on November 30, 2016.

	OceanFirst Financial Corp. (As Reported)	Cape (As Reported)	Adjustments to Reflect OceanFirst’s Acquisition of Cape		OceanFirst (Pro- forma) with Cape	Ocean Shore Holding Co. (As Reported)	Adjustments to Reflect Acquisition of Ocean Shore Holding Co.		OceanFirst Financial Corp. (Pro- forma)
(Dollars in thousands, except per share data)
INTEREST INCOME
Loans	$77,694	$46,372	$4,945	(k)	$129,011	$32,715	$3,360	(k)	$165,086
Investment securities and other	8,169	4,703	(225	)(l)	12,647	2,435	—		15,082

Total interest income	85,863	51,075	4,720		141,658	35,150	3,360		180,168

INTEREST EXPENSE
Deposits	4,301	3,675	(565	)(m)	7,411	2,537	(519	)(m)	9,429
Borrowed funds	4,733	2,348	—		7,081	4,159	—		11,240

Total interest expense	9,034	6,023	(565)		14,492	6,696	(519)		20,669

Net interest income	76,829	45,052	5,285		127,166	28,454	3,879		159,499
Provision for loan losses	1,275	2,675	—		3,950	689	—		4,639

Net interest income after provision for loan losses	75,554	42,377	5,285		123,216	27,765	3,879		154,860

NON-INTEREST INCOME
Fees and service charges	14,116	4,099	—		18,215	1,986	—		20,201
Net gain on sale of loan servicing	111	—	—		111	—	—		111
Net gain on sale of loans available for sale	822	68	—		890	—	—		890
Net gain on sale of investment securities available for sale, net	—	150	—		150	3	—		153
Net loss from other real estate operations	(149)	(297)	—		(446)	—	—		(446)
Income from Bank Owned Life Insurance	1,501	1,211	—		2,712	629	—		3,341
Bargain purchase gain	—	6,479	—		6,479	—	—		6,479
Other	25	766	—		791	1,772	—		2,563

Total non-interest income	16,426	12,476	—		28,902	4,390	—		33,292

NON-INTEREST EXPENSE
Compensation and employee benefits	31,946	19,103	—		51,049	12,864	—		63,913
Occupancy and equipment	9,447	4,000	(78	)(n)	13,369	5,001	83	(n)	18,453
Other operating expense	17,483	13,507	—		30,990	3,927	—		34,917
Amortization of core deposit intangible	21	144	517	(o)	682	96	1,269	(o)	2,047
Merger related expense	1,878	2,305	—		4,183	—	—		4,183

Total non-interest expense	60,775	39,059	439		100,273	21,888	1,352		123,513

Income before provision for income taxes	31,205	15,794	4,846		51,845	10,267	2,527		64,639
Provision for income taxes	10,883	3,639	1,696	(q)	16,218	3,399	884	(q)	20,501

Net income	$20,322	$12,155	$3,150		$35,627	$6,868	$1,643		$44,138

Net income per common share
Basic	$1.22	$0.97	$—		$1.45	$1.14	—		1.45
Diluted	$1.21	$0.96	$—		$1.43	$1.12	—		1.43
Weighted average common shares
Basic	16,600	12,548	(4,549	)(r)	24,599	6,015	(200	)(r)	30,414
Diluted	16,811	12,718	(4,610	)(r)	24,919	6,124	(204	)(r)	30,839

See “Notes to Unaudited Pro Forma Condensed Combined Financial Statements” below for additional information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016 REFLECTING THE INTEGRATED MERGERS

The following unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2016 gives effect to OceanFirst’s acquisition of Ocean Shore using the acquisition method of accounting assuming the acquisition was consummated on January 1, 2016. Ocean Shore was acquired by OceanFirst on November 30, 2016.

	OceanFirst Financial Corp. (As Reported)	Cape January 1, 2016 to May 1, 2016	Adjustments to Reflect OceanFirst’s Acquisition of Cape		OceanFirst (Pro- forma) with Cape	Ocean Shore Holding Co. (As Reported)	Adjustments to Reflect Acquisition of Ocean Shore Holding Co.		OceanFirst Financial Corp. (Pro- forma)
(Dollars in thousands, except per share data)
INTEREST INCOME
Loans	$86,163	$18,207	$1,777	(k)	$106,147	$24,370	$2,646	(k)	$133,163
Investment securities and other	7,358	1,778	(78	)(l)	9,058	2,044	—		11,102

Total interest income	93,521	19,985	1,699		115,205	26,414	2,646		144,265

INTEREST EXPENSE
Deposits	5,125	1,349	(220	)(m)	6,254	1,988	(443	)(m)	7,799
Borrowed funds	3,888	3,108	—		6,996	2,517	—		9,513

Total interest expense	9,013	4,457	(220)		13,250	4,505	(443)		17,312

Net interest income	84,508	15,528	1,919		101,955	21,909	3,089		126,953
Provision for loan losses	2,113	1,216	—		3,329	463	—		3,792

Net interest income after provision for loan losses	82,395	14,312	1,919		98,626	21,446	3,089		123,161

NON-INTEREST INCOME
Fees and service charges	12,600	1,376	—		13,976	1,350	—		15,326
Net gain on sale of loans available for sale	696	93	—		789	—	—		789
Net gain (loss) on sale of investment securities available for sale, net	(12)	61	—		49	37	—		86
Net loss (gain) from other real estate operations	(782)	101	—		(681)	—	—		(681)
Income from Bank Owned Life Insurance	1,520	436	—		1,956	469	—		2,425
Other	133	163	—		296	1,281	—		1,577

Total non-interest income	14,155	2,230	—		16,385	3,137	—		19,522

NON-INTEREST EXPENSE
Compensation and employee benefits	33,456	7,496	—		40,952	9,994	—		50,946
Occupancy and equipment	9,557	1,615	(26	)(n)	11,146	3,573	62	(n)	14,781
Other operating expense	17,017	4,379	—		21,396	3,117	—		24,513
Amortization of core deposit intangible	319	62	163	(o)	544	75	949	(o)	1,568
Expense from prepayment of borrowings	136	749	—		885	—	—		885
Merger related expense	9,902	4,237	(13,486	)(p)	653	—	—		653

Total non-interest expense	70,387	18,538	(13,349)		75,576	16,759	1,011		93,346

Income before provision for income taxes	26,163	(1,996)	15,268		39,435	7,824	2,078		49,337
Provision for income taxes	9,169	984	4,781	(q)	14,934	2,591	727	(q)	18,252

Net income	$16,994	$(2,980)	$10,487		$24,501	$5,233	$1,351		$31,085

Net income per common share
Basic	$0.79	$(0.23)	$—		$0.82	$0.85	—		0.87
Diluted	$0.77	$(0.23)	$—		$0.81	$0.84	—		0.85
Weighted average common shares
Basic	21,624	12,815	(4,645	)(r)	29,794	6,159	(205	)(r)	35,748
Diluted	21,990	13,107	(4,751	)(r)	30,346	6,248	(208	)(r)	36,386

See “Notes to Unaudited Pro Forma Condensed Combined Financial Statements” below for additional information.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(a)	Adjustment reflects payment of transaction expenses of $13.2 million (which includes certain cash payments made to Ocean Shore executive officers pursuant to the terms of their change in control agreements) and payment of cash consideration of $28.4 million to Ocean Shore stockholders, representing $4.35 for each share of Ocean Shore common stock held by Ocean Shore stockholders.
(b)	Adjustment reflects the fair value premium on investment securities held to maturity.
(c)	Adjustment reflects elimination of Ocean Shore’s historical allowance for loan losses, a fair value discount due to interest rates, net of deferred fees, and a fair value discount due to credit.
(d)	Adjustment reflects the fair value premium on land and buildings.
(e)	Adjustment reflects the tax impact of pro forma accounting fair value adjustments.
(f)	Adjustment reflects the fair value of acquired core deposit intangible of $7.5 million, net of Ocean Shore’s existing core deposit intangible of $365,000. The core deposit intangible is calculated as the present value of the difference between a market participant’s cost of obtaining alternative funds and the cost to maintain the acquired deposit base. Deposit accounts that are evaluated as part of the core deposit intangible include demand deposit, money market and savings accounts.
(g)	Adjustment reflects the excess of the purchase price over the fair value of net assets acquired, net of Ocean Shore’s existing goodwill balance. The stock portion of the purchase price is based upon $23.72 per share, the closing price of OceanFirst common stock on November 30, 2016.
(h)	Adjustment reflects the fair value premium on time deposits which was calculated by discounting future contractual payments at a current market interest rate.
(i)	Adjustment reflects the effect on current taxes payable of the fair value adjustments.
(j)	Adjustment reflects elimination of Ocean Shore’s historical stockholders’ equity and the issuance of common stock by OceanFirst as a portion of the merger consideration.
(k)	Interest income on loans was adjusted to reflect the difference between the contractual interest rate earned on loans and estimated discount accretion over the remaining life of the acquired loans based on current market yields for similar loans.
(l)	Interest income on securities was adjusted to reflect the difference between the contractual interest rate earned on securities and estimated premium amortization over the remaining life of the securities based on current market yields for similar securities.
(m)	Interest expense on deposits was adjusted to reflect the amortization of the time deposit fair value premium over the remaining life of the deposits.
(n)	Occupancy expense was adjusted to reflect the (accretion) amortization of the fair value (discount) premium on buildings over their estimated useful life.
(o)	Adjustment reflects the amortization of core deposit intangible over an estimated ten year useful life and calculated on a sum of the years digits basis.
(p)	Adjustment to remove the merger related expenses related to the Cape acquisition.
(q)	Adjustment reflects the tax impact of the pro forma purchase accounting adjustments.
(r)	Adjustment reflects the conversion of weighted average shares (basic and diluted) into equivalent shares of OceanFirst common stock based on the applicable exchange ratio.